Exhibit 24.01

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Michael Corbat
                            (Signature) Michael Corbat

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Ellen Costello
(Signature) Ellen Costello

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Duncan Hennes
(Signature) Duncan Hennes

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Peter Blair Henry                                                (Signature) Peter Blair Henry

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Franz B. Humer                                                (Signature) Franz B. Humer

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Renee James
(Signature) Renee James

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Eugene McQuade
(Signature) Eugene McQuade

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Michael E. O’Neill
(Signature) Michael E. O’Neill

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Gary M. Reiner
(Signature) Gary M. Reiner

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Judith Rodin
(Signature) Judith Rodin

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Anthony M. Santomero
(Signature) Anthony M. Santomero

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Joan E. Spero
(Signature) Joan E. Spero

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Daniel L. Taylor
(Signature) Daniel L. Taylor

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ William S. Thompson
(Signature) William S. Thompson

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ James S. Turley
(Signature) James S. Turley

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Deborah C. Wright
(Signature) Deborah C. Wright

POWER OF ATTORNEY
Annual Report on Form 10-K
Citigroup Inc.

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Michael L. Corbat, John C. Gerspach and Rohan Weerasinghe, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2016, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 24th day of January, 2017.

/s/ Ernesto Zedillo Ponce de Leon
(Signature) Ernesto Zedillo Ponce de Leon